UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2015

MILLER ENERGY RESOURCES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Tennessee
(State or Other Jurisdiction of Incorporation)

001-34732	62-1028629
(Commission File Number)	(IRS Employer Identification No.)

9721 Cogdill Road, Suite 302
Knoxville, TN 37932
(Address of Principal Executive Offices)

(865) 223-6575
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing

On May 6, 2015, Miller Energy Resources, Inc. (the “Company”) received a notice (the “Notice”) from NYSE Regulation, Inc. that it is not in compliance with the continued listing standards set forth in Section 802.01B of the Listed Company Manual (“Section 802.01B”) of the New York Stock Exchange, Inc. (the “NYSE”). Such noncompliance is based on the Company’s failure to maintain an average market capitalization and stockholders’ equity greater than $50 million over a 30 trading day period.

In accordance with Section 802.01B the Company has 45 days to submit a plan to the NYSE demonstrating the Company’s ability to regain compliance with the applicable rule within 18 months. Following receipt of the plan, the NYSE will have 45 days to review and evaluate it. If the NYSE accepts the plan, the Company will be subject to quarterly monitoring for compliance with its terms. If the NYSE does not accept the plan, the Company will be subject to suspension and delisting proceedings. During the 18-month cure period, the Company's shares will continue to be listed and traded on the NYSE subject to its compliance with other NYSE continued listing standards. The Company will continue to work directly with the NYSE to make sure they are aware of the Company's progress.

On May 12, 2015, the Company issued a press release announcing, among other things, its receipt of the Notice. A copy of that press release is filed as Exhibit 99.1 hereto.

Item 7.01    Regulation FD Disclosure.

As noted in Item 3.01 above, on May 12, 2015, the Company issues a press release announcing its receipt of the Notice. A copy of this press release is attached as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Miller Energy Resources, Inc. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated May 12, 2015, announcing the Company’s receipt of the Notice

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2015	Miller Energy Resources, Inc.
	By:	/s/ Carl F. Giesler, Jr.
Carl F. Giesler, Jr
Chief Executive Officer